Liquidity and Going Concern	6 Months Ended
Jan. 31, 2026
Liquidity and Going Concern [Absract]
LIQUIDITY And GOING CONCERN

NOTE 2 – LIQUIDITY AND GOING CONCERN

For the six months ended January 31, 2026 and 2025, the Company reported a net loss of approximately $0.3 million and a net loss of $2.3 million, respectively, and operating cash outflows approximately $36.8 million and approximately $1.2 million, respectively. In assessing the Company’s ability to continue as a going concern, the Company monitors and analyzes its cash and its ability to generate sufficient cash flow in the future to support its operating and capital expenditure commitments. While the Company has a history of net operating losses and operating cash outflows, and may require additional capital to fund its current operating plan for the six months ended January 31, 2026, management believes that these factors are being proactively managed through ongoing strategic initiatives and access to potential financing sources.

In October 2025, the Company issued and sold 9,000,000 ordinary shares to certain purchasers who are “non-U.S. Persons” at a price of US$3.26 per share, and warrants to purchase an aggregate of up to 9,000,000 ordinary shares for a gross proceeds of US$29.3 million. The Company recorded net proceeds of approximately $29.3 million.

As of January 31, 2026, the Company had cash of approximately $1.5 million and accounts receivables of approximately $2.4 million, which were highly liquid. On the other hand, the Company had current liabilities of approximately $1.7 million. The cash and other highly liquid assets could well cover the current liabilities. The Company’s ability to continue as a going concern is dependent on management’s ability to successfully execute its business plan, which includes increasing revenue while controlling operating cost and expenses to generate positive operating cash flows and obtain financing from outside sources.

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the ordinary course of business. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might result from the outcome of the uncertainties described above.